Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. _____________	12-16423 MM11
OPERATING REPORT NO. 6
	Debtor(s).	FOR THE MONTH ENDING:
5/31/2013

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$630,286.45

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$540,230.07

3. BEGINNING BALANCE		$90,056.38

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$112,916.05
GENERAL SALES	$-
OTHER (SPECIFY)	$-
OTHER ** (SPECIFY) _ADP refund	$350.00

TOTAL RECEIPTS THIS PERIOD:		$113,266.05
5. BALANCE:		$203,322.43

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$118,565.13
TOTAL DISBURSEMENTS THIS PERIOD***:		$118,565.13

7. ENDING BALANCE:		$84,757.30

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,
San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$85,057.30
Restricted Cash
Accounts Receivable	$403,777.88
Inventory	$74,264.55
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$563,099.73

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(250,074.08)
Net Property, Plan, and Equipment		$4,799.37

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$58,063.90
Total Other Assets		$58,063.90

TOTAL ASSETS		$625,963.00

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$99,555.89
Taxes Payable
Notes Payable
Professional Fees	$187,002.84
Secured Debt
Other (Itemized) See page 12 disclosure attached	$57,716.62
Total Post-Petition Liabilities		$344,275.35

Pre-Petition Liabilities:
Secured Liabilities	$4,366,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,338,696.84

TOTAL LIABILITIES		$5,682,972.19

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$280,569.12
Direct Charges to Equity

TOTAL EQUITY		$(5,057 ,009.19)

TOTAL LIABILITIES & EQUITY		$625,963.00

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$187,702.00	$1,203,432.64
Less: Returns/Discounts	(_____________ )	(_____________ )
Net Sales/Revenue	$187,702.00	$1,203,432.64

Cost of Goods Sold:
Beginning Inventory at cost	$94,560.81	$22,488.00
Purchases	$50,109.12	$264,842.33
Less: Ending Inventory at cost	$(74,264.55)	$(74,264.55)
Cost of Goods Sold (COGS)	$70,405.38	$213,065.78

Gross Profit	$117,296.62	$990,366.86

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$43,980.00	$167,863.00
Payroll - Other Employees	$21,953.88	$81,866.24
Payroll Taxes	$(3,191.50)	$20,229.80
Other Taxes (Itemize)
Depreciation and Amortization	$1,436.39	$23,158.52
Rent Expense - Real Property	$9,645.40	$48,227.00
Lease Expense - Personal Property
Insurance	$4,229.90	$32,756.06
Real Property Taxes	$60.59	$1,378.97
Telephone and Utilities	$1,892.62	$17,127.84
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$530.31	$3,453.05
Miscellaneous Operating Expenses (Itemize) see attached	$3,637.23	$36,121.88
Total Operating Expenses	$(84,174.82)	$(432,182.36)

Net Gain/(Loss) from Operations	$33,121.80	$558,184.50

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,626.12	$24,757.84
Legal and Professional (Itemize)	$21,520.66	$295,756.54
Other (Itemize)
Total Non-Operating Expenses	$(26,146.78)	$(320,514.38)

NET INCOME/(LOSS)	$6,975.02	$280,569.12